UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Smith Barney Investment Funds Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end:  December 31
Date of reporting period:  December 31, 2003

ITEM 1.  REPORT TO STOCKHOLDERS.

       The Annual Report to Stockholders is filed herewith.


[INSERT SHAREHOLDER REPORT]

                                 SMITH BARNEY
                                  GOVERNMENT
                                SECURITIES FUND

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2003




                                [LOGO] Smith Barney
                                       Mutual Funds

                   Your Serious Money. Professionally Managed.(R)

           Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

                                 WHAT'S INSIDE


Letter from the Chairman...................................................  1

Manager Overview...........................................................  2

Fund Performance...........................................................  5

Historical Performance.....................................................  6

Schedule of Investments....................................................  7

Statement of Assets and Liabilities........................................ 11

Statement of Operations.................................................... 12

Statements of Changes in Net Assets........................................ 13

Notes to Financial Statements.............................................. 14

Financial Highlights....................................................... 24

Tax Information............................................................ 28

Independent Auditors' Report............................................... 29

Additional Information..................................................... 30

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken
R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer


Dear Shareholder,

Early this past summer bonds surrendered some of the gains they had generated previously in 2003 due in part to signs of a sharp pick-up in the economy. Despite subsequent reports of robust third-quarter economic growth, which raised interest rate concerns, bond investors welcomed comments from the Fed suggesting that it was likely to leave its interest rate targets at current levels for the foreseeable future.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions and changes made to the portfolio during this time may have affected fund performance.

Information About Your Fund
In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund's response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
January 12, 2004

        1 Smith Barney Government Securities Fund | 2003 Annual Report

                               MANAGER OVERVIEW

[PHOTO]

Mark Lindbloom
MARK
LINDBLOOM
Vice President and Investment Officer

[PHOTO]

Francis Mustaro
FRANCIS
MUSTARO
Vice President and Investment Officer

Performance Review
For the 12 months ended December 31, 2003, Class A shares of the Smith Barney Government Securities Fund, excluding sales charges, returned 1.83%. These shares outperformed the fund's Lipper general U.S. government funds category average, which returned 1.30% for the same period./1/ In comparison, the fund's unmanaged benchmark, the Lehman Brothers Government Bond Index/i/ ("Index"), returned 2.36% for the same period. During the period, the fund generally benefited from its exposure to mortgage-backed securities, which modestly outperformed U.S. Treasuries with comparable maturities.

Market Overview
When the period began, we believe concerns about a faltering economy and stock market volatility, coupled with expectations that interest rates would drop, triggered an investor flight to quality and led to increased demand for investment-grade fixed-income securities. Because bond prices typically move opposite to interest rate movements, many longer-term fixed-income securities appreciated over the first five months of 2003.

The Fed proceeded to reduce its interest rate targets in June to their lowest levels since the Eisenhower Administration. Shortly after the Fed's rate reduction, signs suggested to many investors that gross domestic product ("GDP")/ii/ growth was stronger than expected, sparking concerns that inflation could pick up. This led many to question whether the Fed's rate-cutting cycle


/1/Lipper, Inc. is a major independent mutual-fund tracking organization.
   Returns are based on the 12-month period ended December 31, 2003, calculated among the 181 funds in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.


        2 Smith Barney Government Securities Fund | 2003 Annual Report

                             PERFORMANCE SNAPSHOT
                            AS OF DECEMBER 31, 2003
                           (excluding sales charges)

                                              6 Months 12 Months
               Class A Shares                  -0.91%    1.83%
               Lehman Brothers Government
                 Bond Index                    -1.23%    2.36%
               Lipper general U.S. government
                 funds category average        -1.16%    1.30%

   All figures represent past performance and are not a guarantee of future results. Principal value and investment returns will fluctuate and investors' shares, when redeemed, may be worth more or less than their original cost.

   Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class 1 shares returned -0.75%, Class B shares returned -1.17%, Class L shares returned -1.13% and Class Y shares returned -0.64% for the six months ended December 31, 2003. Excluding sales charges, Class 1 shares returned 1.95%, Class B shares returned 1.30%, Class L shares returned 1.29% and Class Y shares returned 2.17% for the 12 months ended December 31, 2003.

   All index performance reflects no deduction for fees, expenses or taxes. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years. Please note that an investor cannot invest directly in an index.

   Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2003, calculated among the 186 funds for the six-month period and among the 181 funds for the 12-month period in the fund's Lipper category including the reinvestment of dividends and capital gains, if any, and excluding sales charges.


had run its course, which resulted in rising bond yields and a sharp decline in prices over the summer. The decline was exacerbated due to selling from certain investors who held mortgage-backed securities in their portfolios.

Prices of Treasuries bounced back to some extent in September. Concerns about rising interest rates resurfaced after the Commerce Department released preliminary third-quarter data stating that the economy grew at its fastest pace in almost 20 years. According to estimates that were revised higher later in the quarter, GDP increased 8.2% over the quarter./iii/ However, selling in the Treasury markets was more contained than it was in July, as we believed some of this economic growth was attributable to one-time factors, such as the tax cuts and end of major combat in Iraq, and many analysts and investors felt that the Fed appeared to be in a holding pattern.

        3 Smith Barney Government Securities Fund | 2003 Annual Report

Portfolio Allocation Approach
We continued to allocate investment capital primarily between mortgage-backed fixed-income securities and U.S. Treasuries through the end of the period, while maintaining the ability to add exposure to other sectors when opportunities arise. We have remained cautious in anticipation of the possibility for a rise in rates. Therefore, we continued to underweight U.S. Treasury bonds while allocating capital to mortgage-backed securities to seek enhanced yields.

Thank you for your investment in the Smith Barney Government Securities Fund. We appreciate that you have entrusted us to manage your money and value our relationship with you.

Sincerely,

                     /s/ Mark Lindbloom /s/ Francis Mustaro

                     Mark Lindbloom     Francis Mustaro
                     Vice President and Vice President and
                     Investment Officer Investment Officer

January 12, 2004


The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2003, and are subject to change. Please refer to pages 7 through 9 for a list and percentage breakdown of the fund's holdings.

All index performance reflects no deduction for fees, expenses or taxes.

RISK: The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

/i/The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years. Please note that an investor cannot invest directly in an index.
/ii/Gross domestic product is a market value of goods and services produced by labor and property in a given country.
/iii/Source: Bureau of Economic Analysis.

        4 Smith Barney Government Securities Fund | 2003 Annual Report

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                                         Without Sales Charges/(1)/
                                   ---------------------------------------
                                   Class 1 Class A Class B Class L Class Y
      --------------------------------------------------------------------
      Twelve Months Ended 12/31/03  1.95%   1.83%   1.30%   1.29%   2.17%
      --------------------------------------------------------------------
      Five Years Ended 12/31/03      N/A    4.63    4.10    4.15    5.01
      --------------------------------------------------------------------
      Ten Years Ended 12/31/03       N/A    5.53    4.99    5.05     N/A
      --------------------------------------------------------------------
      Inception* through 12/31/03   7.01    6.15    7.14    5.31    5.98
      --------------------------------------------------------------------

                                           With Sales Charges/(2)/
                                 -------------------------------------------
                                 Class 1  Class A  Class B  Class L  Class Y
    ------------------------------------------------------------------------
    Twelve Months Ended 12/31/03  (4.93)%  (2.71)%  (3.11)%  (0.68)%  2.17%
    ------------------------------------------------------------------------
    Five Years Ended 12/31/03       N/A     3.67     3.93     3.94    5.01
    ------------------------------------------------------------------------
    Ten Years Ended 12/31/03        N/A     5.05     4.99     4.95     N/A
    ------------------------------------------------------------------------
    Inception* through 12/31/03    4.78     5.71     7.14     5.21    5.98
    ------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                      Without Sales Charges/(1)/
----------------------------------------------------------------
Class 1 (Inception* through 12/31/03)           25.07%
----------------------------------------------------------------
Class A (12/31/93 through 12/31/03)             71.31
----------------------------------------------------------------
Class B (12/31/93 through 12/31/03)             62.74
----------------------------------------------------------------
Class L (12/31/93 through 12/31/03)             63.67
----------------------------------------------------------------
Class Y (Inception* through 12/31/03)           58.21
----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1, A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1, A and L shares reflect the deduction of the maximum initial sales charges of 6.75%, 4.50% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Inception dates for Class 1, A, B, L and Y shares are September 12, 2000, November 6, 1992, March 20, 1984, February 4, 1993 and February 7, 1996, respectively.

        5 Smith Barney Government Securities Fund | 2003 Annual Report

 HISTORICAL PERFORMANCE (UNAUDITED)


  Value of $10,000 Invested in Class B Shares of the Smith Barney Government Securities Fund vs. Lehman Brothers Government Bond Index and Lipper General
                      U.S. Government Peer Group Average+
--------------------------------------------------------------------------------
                        December 1993 -- December 2003

                                    [CHART]

           Smith Barney           Lehman Brothers        Lipper General U.S.
        Government Securities       Government            Government Peer
Date   Fund - Class B Shares        Bond Index             Group Average
---------------------------------------------------------------------------
12/93     $10,000                   $10,000                $10,000
12/94       9,682                     9,662                  9,558
12/95      11,025                    11,434                 11,260
12/96      11,181                    11,751                 11,452
12/97      12,391                    12,878                 12,477
12/98      13,312                    14,146                 13,481
12/99      12,599                    13,830                 13,077
12/00      13,993                    15,662                 14,601
12/01      14,699                    16,998                 15,557
12/02      16,065                    18,263                 16,489
12/03      16,274                    18,057                 16,499


+Hypothetical illustration of $10,000 invested in Class B shares on December
 31, 1993, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2003. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of approximately nine years. The Lipper General U.S. Government Peer Group Average is composed of the Fund's peer group of 181 mutual funds investing in U.S. Government securities as of December 31, 2003. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


        6 Smith Barney Government Securities Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2003

    FACE
   AMOUNT                      SECURITY                       VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 17.1%
             U.S. Treasury Notes:
$ 25,000,000   2.000% due 8/31/05 (a)                      $ 25,168,950
  30,000,000   1.625% due 10/31/05 (a)                       29,962,530
  19,500,000   2.625% due 11/15/06                           19,678,250
             U.S. Treasury Bonds:
  15,000,000   7.250% due 5/15/16 (b)                        18,716,610
  10,500,000   8.125% due 8/15/21                            14,323,071
  25,100,000   7.250% due 8/15/22 (a)                        31,685,813
  24,850,000   5.500% due 8/15/28 (a)                        25,891,588
-----------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
             (Cost -- $167,179,999)                         165,426,812
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 49.3%
U.S. Government Agency Notes -- 11.4%
             Department of Housing and Urban Development:
   5,000,000   5.530% due 8/1/20                              5,145,875
   5,000,000   5.590% due 8/1/21                              5,197,625
   4,000,000 Federal Home Loan Bank (FHLB),
               5.125% due 3/6/06                              4,257,856
             Federal Home Loan Mortgage Corp. (FHLMC):
  38,000,000   7.000% due 7/15/05 (a)                        41,071,426
   7,000,000   5.250% due 1/15/06                             7,449,638
             Federal National Mortgage Association (FNMA):
   6,000,000   5.500% due 2/15/06                             6,426,504
  17,000,000   4.750% due 1/2/07                             17,918,340
  18,200,000   5.250% due 8/1/12                             18,694,039
   4,000,000   4.750% due 2/21/13                             3,945,296
-----------------------------------------------------------------------
                                                            110,106,599
-----------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Throughs -- 37.9%
             Federal Home Loan Mortgage Corp. (FHLMC):
   3,947,759   15 Year, 6.500% due 6/1/16 (c)                 4,183,081
   3,158,633   30 Year, 6.000% due 1/1/32 (c)                 3,267,790
   7,978,937   30 Year, 6.500% due 3/1/32 (c)                 8,360,453
   9,719,616   30 Year, 7.000% due 7/1/32 (c)                10,287,068
  50,954,154   30 Year, 5.500% due 6/1/33 (a)(c)             51,611,687
             Federal National Mortgage Association (FNMA):
         133   7 Year, 6.000% due 8/1/04                            135
   2,844,909   15 Year, 5.500% due 12/1/16 (c)                2,952,569
  28,412,460   15 Year, 6.000% due 6/1/17 (c)                29,845,488
  26,000,000   15 Year, 5.500% due 1/20/19 (d)+              26,942,500
  12,000,000   15 Year, 6.000% due 1/20/19 (d)+              12,585,000
  42,566,240   20 Year, 5.500% due 9/1/23 (a)(c)             43,554,709
  25,000,000   30 Year, 6.000% due 1/14/19 (d)+              25,843,750
   8,072,575   30 Year, 7.500% due 4/1/32 (c)                 8,629,896

                      See Notes to Financial Statements.

        7 Smith Barney Government Securities Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003

    FACE
   AMOUNT                                SECURITY                                VALUE
------------------------------------------------------------------------------------------
U.S. Government Agency Obligations -- 37.9% (continued)
$  5,251,190   30 Year, 7.000% due 5/1/32 (c)                                 $  5,562,235
   1,742,301   30 Year, 6.000% due 7/1/32 (c)                                    1,802,295
   3,911,114   30 Year, 6.500% due 7/1/32 (c)                                    4,092,070
   3,949,876   30 Year, 4.476% due 2/1/33 (e)                                    4,023,082
  11,175,999   30 Year, 4.479% due 2/1/33 (e)                                   11,383,874
  10,237,954   30 Year, 4.639% due 4/1/33 (e)                                   10,438,619
  23,087,390   30 Year, 5.500% due 5/1/33 (c)                                   23,406,964
  19,831,869   30 Year, 4.514% due 8/1/33 (c)(e)                                20,050,505
             Government National Mortgage Association (GNMA):
  25,000,000   30 Year, 5.000% due 1/22/19 (d)+                                 24,683,594
  20,000,000   30 Year, 5.500% due 1/22/19 (d)+                                 20,314,062
      36,378   30 Year, 8.500% due 4/15/30                                          39,606
   8,062,075   30 Year, 7.000% due 11/15/31 (c)                                  8,600,122
   1,746,696   30 Year, 7.500% due 2/15/32 (c)                                   1,875,314
   2,984,469   30 Year, 6.500% due 5/15/32 (c)                                   3,148,728
------------------------------------------------------------------------------------------
                                                                               367,485,196
------------------------------------------------------------------------------------------
             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
             (Cost -- $474,112,698)                                            477,591,795
------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 18.2%
  10,000,000 Bank of America Mortgage Securities, Series 2003-I, Class 2A7,
              3.757% due 10/25/33 (e)                                           10,015,094
  13,726,022 Countrywide Home Loan, Series 2003-HYB1, Class 1A1,
              3.827% due 5/19/33 (e)                                            13,674,885
             CS First Boston Mortgage Securities Corp.:
   8,030,376   Series 2002-10, Class 2A1, 7.500% due 5/25/32                     8,617,002
  10,391,798   Series 2003-8, Class 5A1, 6.500% due 4/25/33                     10,778,893
             Fannie Mae:
   5,660,416   Series 2001-81, Class HE, 6.500% due 1/25/32                      5,922,822
               Whole Loan:
  17,500,000    Series 2002-W10, Class A4, 5.700% due 8/25/42                   17,824,291
  10,000,000    Series 2003-W6, Class 1A42, 4.950% due 10/25/42                  9,664,736
   5,578,042    Series 2003-W8, Class 1A1, 3.740% due 12/25/42                   5,609,530
   5,000,000    Series 2003-W10, Class 1A4, 4.505% due 6/25/43                   4,604,894
  15,000,000    Series 2003-W12, Class 2A7, 4.680% due 6/25/43                  14,324,475
  15,010,511 Federal Home Loan Mortgage Corp. (FHLMC) Structured Pass-Through
              Securities, Series T-51, Class 1A, 6.500% due 9/25/43             15,972,129
             Freddie Mac:
  10,000,000   Series 2178, Class PB, 7.000% due 8/15/29                        10,699,289
  10,000,000   Series 2334, Class KB, 6.500% due 5/15/28                        10,551,647
  16,992,160   Series 2446, Class KL, 6.000% due 5/15/32                        17,435,254
   7,000,000 Government National Mortgage Association (GNMA), Series 2001-19,
              Class OH, 6.500% due 5/16/31                                       7,396,329
   4,186,663 GSR Mortgage Loan Trust, Series 2003-1, Class A11,
              4.279% due 3/25/33 (e)                                             4,257,644

                      See Notes to Financial Statements.

        8 Smith Barney Government Securities Fund | 2003 Annual Report

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2003

   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 18.2% (continued)
$  8,939,215 WaMu Pass-Through Certificates, Series 2003-AR5, Class A7,
              4.210% due 6/25/33 (e)                                       $  8,963,282
---------------------------------------------------------------------------------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost -- $177,510,694)                                         176,312,196
---------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 1.1%
  10,000,000 Fannie Mae REMIC Trust, Series 2002-W12, Class AF3,
              3.462% due 2/25/33                                             10,167,835
     625,231 Green Tree Home Improvement Loan Trust, Series 1998-D,
              Class HEM1, 6.710% due 8/15/29                                    643,571
---------------------------------------------------------------------------------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost -- $10,644,648)                                           10,811,406
---------------------------------------------------------------------------------------

 CONTRACTS                             SECURITY                               VALUE
---------------------------------------------------------------------------------------
OPTIONS PURCHASED -- 0.0%
             U.S. Treasury Bonds:
          30   Put @ $111, Expire 2/20/04                                        30,000
          30   Put @ $112, Expire 2/20/04                                        41,719
---------------------------------------------------------------------------------------
             TOTAL OPTIONS PURCHASED
             (Cost -- $46,766)                                                   71,719
---------------------------------------------------------------------------------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $829,494,805)                                         830,213,928
---------------------------------------------------------------------------------------

   FACE
  AMOUNT                               SECURITY                               VALUE
---------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 14.3%
$138,073,000 Morgan Stanley, 0.820% due 1/2/04; Proceeds at maturity --
              $138,079,290; (Fully collateralized by U.S. Treasury Strips, due 11/15/21 to 11/15/26; Market value -- $142,215,260)
              (Cost -- $138,073,000)                                        138,073,000
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100.0%
             (Cost -- $967,567,805*)                                       $968,286,928
---------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for "to-be-announced" securities, open futures contracts commitments and options written.
(b) All or a portion of this security is held as collateral for open futures contracts commitments and options written.
(c) Date shown represents the last in range of maturity dates of mortgage certificates owned.
(d) Security is traded on a "to-be-announced" basis (See Note 7).
(e) Variable rate security.
+ Security acquired under mortgage dollar roll agreement (See Note 8).
* Aggregate cost for Federal income tax purposes is $968,749,238.

                      See Notes to Financial Statements.

        9 Smith Barney Government Securities Fund | 2003 Annual Report

 SCHEDULE OF OPTIONS WRITTEN                                   DECEMBER 31, 2003

                                                           STRIKE
     CONTRACTS                                  EXPIRATION PRICE   VALUE
     ---------------------------------------------------------------------
        100    U.S. Treasury Bonds
                (Premiums received -- $127,519)  2/20/04    $110  $178,125
     ---------------------------------------------------------------------

                      See Notes to Financial Statements.

        10 Smith Barney Government Securities Fund | 2003 Annual Report

 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2003

ASSETS:
  Investments, at value (Cost -- $829,494,805)                               $830,213,928
  Repurchase agreement, at value (Cost -- $138,073,000)                       138,073,000
  Cash                                                                             28,222
  Interest receivable                                                           6,970,462
  Receivable for Fund shares sold                                               1,128,186
-----------------------------------------------------------------------------------------
  Total Assets                                                                976,413,798
-----------------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                            110,144,097
  Payable for Fund shares reacquired                                              488,957
  Investment advisory fee payable                                                 257,830
  Options written, at value (Premiums received -- $127,519)                       178,125
  Administration fee payable                                                      147,332
  Distribution plan fees payable                                                   72,823
  Payable to broker -- variation margin                                            30,000
  Accrued expenses                                                                327,127
-----------------------------------------------------------------------------------------
  Total Liabilities                                                           111,646,291
-----------------------------------------------------------------------------------------
Total Net Assets                                                             $864,767,507
-----------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                                $     87,475
  Capital paid in excess of par value                                         933,341,927
  Undistributed net investment income                                             833,093
  Accumulated net realized loss from investment transactions,
   futures contracts and options                                              (69,985,410)
  Net unrealized appreciation of investments, futures contracts and options       490,422
-----------------------------------------------------------------------------------------
Total Net Assets                                                             $864,767,507
-----------------------------------------------------------------------------------------
Shares Outstanding:
  Class 1                                                                      10,964,803
  Class A                                                                      38,301,374
  Class B                                                                      12,367,800
  Class L                                                                       2,501,296
  Class Y                                                                      23,339,861
Net Asset Value:
  Class 1 (and redemption price)                                                    $9.89
  Class A (and redemption price)                                                    $9.88
  Class B *                                                                         $9.89
  Class L *                                                                         $9.88
  Class Y (and redemption price)                                                    $9.89
Maximum Public Offering Price Per Share:
  Class 1 (net asset value plus 7.24% of net asset value per share)                $10.61
  Class A (net asset value plus 4.71% of net asset value per share)                $10.35
  Class L (net asset value plus 1.01% of net asset value per share)                 $9.98
-----------------------------------------------------------------------------------------

*Redemption price is NAV of Class B and L shares reduced by a 4.50% and 1.00%
 CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

                      See Notes to Financial Statements.

        11 Smith Barney Government Securities Fund | 2003 Annual Report

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2003

     INVESTMENT INCOME:
       Interest                                              $ 38,386,872
     --------------------------------------------------------------------
     EXPENSES:
       Investment advisory fee (Note 2)                         3,239,211
       Distribution plan fees (Note 9)                          2,229,966
       Administration fee (Note 2)                              1,850,978
       Shareholder servicing fees (Note 9)                      1,002,345
       Shareholder communications (Note 9)                         74,276
       Custody                                                     72,871
       Registration fees                                           50,055
       Directors' fees                                             48,641
       Audit and legal                                             38,452
       Other                                                       15,784
     --------------------------------------------------------------------
       Total Expenses                                           8,622,579
     --------------------------------------------------------------------
     Net Investment Income                                     29,764,293
     --------------------------------------------------------------------
     REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
     FUTURES CONTRACTS AND OPTIONS (NOTES 3, 5 AND 6):
      Realized Gain (Loss) From:
        Investment transactions                                17,105,863
        Futures contracts                                      (1,209,541)
        Options purchased                                         358,760
     --------------------------------------------------------------------
       Net Realized Gain                                       16,255,082
     --------------------------------------------------------------------
      Change in Net Unrealized Appreciation of Investments,
      Futures Contracts and Options:
        Beginning of year                                      30,228,679
        End of year                                               490,422
     --------------------------------------------------------------------
       Decrease in Net Unrealized Appreciation                (29,738,257)
     --------------------------------------------------------------------
     Net Loss on Investments, Futures Contracts and Options   (13,483,175)
     --------------------------------------------------------------------
     Increase in Net Assets From Operations                  $ 16,281,118
     --------------------------------------------------------------------

                      See Notes to Financial Statements.

        12 Smith Barney Government Securities Fund | 2003 Annual Report

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                          For the Years
                                                                       Ended December 31,
                                                                       2003           2002
-----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  29,764,293  $  32,874,565
  Net realized gain                                                  16,255,082     17,642,210
  Increase (decrease) in net unrealized appreciation                (29,738,257)    28,289,998
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                             16,281,118     78,806,773
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 10):
  Net investment income                                             (34,453,798)   (32,119,609)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                    (34,453,798)   (32,119,609)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                                  386,472,159    304,024,732
  Net asset value of shares issued for reinvestment of dividends     25,587,043     22,216,097
  Cost of shares reacquired                                        (452,174,543)  (223,716,827)
----------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
   Fund Share Transactions                                          (40,115,341)   102,524,002
----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                   (58,288,021)   149,211,166
NET ASSETS:
  Beginning of year                                                 923,055,528    773,844,362
----------------------------------------------------------------------------------------------
  End of year*                                                    $ 864,767,507  $ 923,055,528
----------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $833,093     $1,959,319
----------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

        13 Smith Barney Government Securities Fund | 2003 Annual Report

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Smith Barney Government Securities Fund ("Fund"), a separate investment fund of Smith Barney Investment Funds Inc. ("Company"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company consists of this Fund and eight other separate investment funds: Smith Barney Investment Grade Bond, Smith Barney Hansberger Global Value, Smith Barney Small Cap Value, Smith Barney Multiple Discipline Funds -- Large Cap Growth and Value (formerly known as Smith Barney Premier Selections Large Cap), Smith Barney Multiple Discipline Funds -- All Cap Growth and Value (formerly known as Smith Barney Premier Selections All Cap Growth), Smith Barney Multiple Discipline
Funds -- Global All Cap Growth and Value (formerly known as Smith Barney Premier Selections Global Growth), Smith Barney Group Spectrum and Smith Barney Small Cap Growth Funds. The financial statements and financial highlights for the other funds are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. government and government agency obligations are valued at the mean between the bid and asked prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; the Fund distributes dividends monthly and capital gains, if any, at least annually; (g) class specific expenses are charged to each class; management fees and general expenses are allocated on the basis of the relative net assets of each class or on another reasonable basis; (h) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; (i) the character of income and gains to be distributed is determined in accordance with

        14 Smith Barney Government Securities Fund | 2003 Annual Report income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/ tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at the following annual rates of the Fund's average daily net assets: 0.35% up to $2 billion, 0.30% on the next $2 billion, 0.25% on the next $2 billion, 0.20% on the next $2 billion and then 0.15% of the Fund's remaining average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Inc. ("PFPC") and Primerica Shareholder Services ("PSS") act as the Fund's sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. During the year ended December 31, 2003, the Fund paid transfer agent fees of $508,881 to CTB.

Citigroup Global Markets Inc. ("CGM") (formerly known as Salomon Smith Barney Inc.) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund's distributors.

There are maximum initial sales charges of 6.75%, 4.50% and 1.00% for Class 1, A and L shares, respectively. There is a contingent deferred sales charge

        15 Smith Barney Government Securities Fund | 2003 Annual Report

("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2003, CGM and its affiliates received sales charges of approximately $111,000, $1,438,000 and $53,000 on sales of the Fund's Class 1, A and L shares, respectively. In addition, for the year ended December 31, 2003, CDSCs paid to CGM and its affiliates were approximately:

                               Class A Class B  Class L
                         ------------------------------
                         CDSCs $1,000  $478,000 $13,000
                         ------------------------------

All officers and one Director of the Company are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments, mortgage dollar rolls and proceeds from paydowns) were as follows:

     ---------------------------------------------------------------------
     Purchases                                               $1,501,617,162
     ---------------------------------------------------------------------
     Sales                                                    1,327,014,685
     ---------------------------------------------------------------------

At December 31, 2003, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

      --------------------------------------------------------------------
      Gross unrealized appreciation                           $ 8,108,311
      Gross unrealized depreciation                            (8,570,621)
      --------------------------------------------------------------------
      Net unrealized depreciation                             $  (462,310)
      --------------------------------------------------------------------


        16 Smith Barney Government Securities Fund | 2003 Annual Report

4. Repurchase Agreements

The Fund purchases (and the custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Securities or cash equal to the initial margin amount are either deposited with the broker or segregated by the custodian upon entering into the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts typically to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2003, the Fund had the following open futures contracts:

                        Number of               Basis      Market    Unrealized
                        Contracts Expiration    Value      Value     Gain (Loss)
--------------------------------------------------------------------------------
To Buy:
U.S. Treasury Bonds        100     3/22/04   $10,872,475 $10,931,250  $  58,775
--------------------------------------------------------------------------------
To Sell:
U.S. Treasury Notes         20     3/22/04     2,255,505   2,245,313     10,192
U.S. Treasury Notes        315     3/22/04    34,914,813  35,161,875   (247,062)
--------------------------------------------------------------------------------
                                                                       (236,870)
--------------------------------------------------------------------------------
Net Unrealized Loss on
 Open Futures Contracts                                               $(178,095)
--------------------------------------------------------------------------------

        17 Smith Barney Government Securities Fund | 2003 Annual Report

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2003, the Fund held purchased put options with a total cost of $46,766.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk that the market price of the underlying security increases.


        18 Smith Barney Government Securities Fund | 2003 Annual Report

The following written call option transactions occurred during the year ended December 31, 2003:

                                                       Number of
                                                       Contracts  Premiums
     ----------------------------------------------------------------------
     Options written, outstanding at December 31, 2002     --    $       0
     Options written                                      760      908,998
     Options closed                                      (440)    (428,752)
     Options expired                                     (220)    (352,727)
     ----------------------------------------------------------------------
     Options written, outstanding at December 31, 2003    100    $ 127,519
     ----------------------------------------------------------------------

7. Securities Traded on a When-Issued or To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At December 31, 2003, the Fund held TBA securities with a cost of $109,588,438.

8. Mortgage Dollar Rolls
The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of mortgage related securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. Proceeds from the sale will be reinvested and the income from these investments, together with any additional income received on the sale, is included in investment income. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase the securities may be limited.

During the year ended December 31, 2003, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $1,605,508,477.

        19 Smith Barney Government Securities Fund | 2003 Annual Report

At December 31, 2003, the Fund had outstanding mortgage dollar rolls with a total cost of $109,588,438.

9. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended December 31, 2003, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

                                                      Class A   Class B   Class L
----------------------------------------------------------------------------------
Rule 12b-1 Distribution Plan Fees                     $994,150 $1,032,481 $203,335
---------------------------------------------------------------------------------

For the year ended December 31, 2003, total Shareholder Servicing fees were as follows:

                               Class 1  Class A  Class B  Class L Class Y Class Z*
----------------------------------------------------------------------------------
Shareholder Servicing Fees     $266,706 $471,177 $228,028 $35,873  $201     $360
---------------------------------------------------------------------------------

For the year ended December 31, 2003, total Shareholder Communication expenses were as follows:

                               Class 1 Class A  Class B  Class L Class Y Class Z*
---------------------------------------------------------------------------------
Shareholder Communication
 Expenses                      $12,068  $38,489  $16,481  $2,283  $102    $4,853
--------------------------------------------------------------------------------

10.Distributions Paid to Shareholders by Class


                                    Year Ended        Year Ended
                                 December 31, 2003 December 31, 2002
           ---------------------------------------------------------
           Net Investment Income
           Class 1                  $ 4,431,931       $ 4,584,619
           Class A                   14,748,030        13,675,803
           Class B                    4,400,077         3,250,858
           Class L                      947,821           828,530
           Class Y                    8,733,971         5,751,862
           Class Z*                   1,191,968         4,027,937
           ---------------------------------------------------------
           Total                    $34,453,798       $32,119,609
           ---------------------------------------------------------

* As of April 21, 2003, Class Z shares were fully redeemed.

        20 Smith Barney Government Securities Fund | 2003 Annual Report

11.Capital Shares

At December 31, 2003, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                      Year Ended                 Year Ended
                                   December 31, 2003          December 31, 2002
                              --------------------------  ------------------------
                                 Shares        Amount       Shares       Amount
-----------------------------------------------------------------------------------
Class 1
Shares sold                       624,756  $   6,278,724   1,226,438  $ 12,053,619
Shares issued on reinvestment     443,186      4,431,895     469,212     4,584,615
Shares reacquired              (2,047,866)   (20,482,060) (2,009,905)  (19,603,208)
-----------------------------------------------------------------------------------
Net Decrease                     (979,924) $  (9,771,441)   (314,255) $ (2,964,974)
-----------------------------------------------------------------------------------
Class A
Shares sold                    16,082,725  $ 161,723,068  11,765,732  $115,264,496
Shares issued on reinvestment   1,158,191     11,577,361   1,045,332    10,216,610
Shares reacquired             (18,146,723)  (181,978,133) (8,667,068)  (84,578,379)
-----------------------------------------------------------------------------------
Net Increase (Decrease)          (905,807) $  (8,677,704)  4,143,996  $ 40,902,727
-----------------------------------------------------------------------------------
Class B
Shares sold                     5,106,013  $  51,406,875   8,212,763  $ 80,812,309
Shares issued on reinvestment     376,407      3,767,617     267,043     2,621,374
Shares reacquired              (6,226,730)   (62,230,421) (3,506,134)  (34,284,481)
-----------------------------------------------------------------------------------
Net Increase (Decrease)          (744,310) $  (7,055,929)  4,973,672  $ 49,149,202
-----------------------------------------------------------------------------------
Class L
Shares sold                       830,786  $   8,330,984   2,249,801  $ 22,105,224
Shares issued on reinvestment      70,241        702,670      61,236       601,116
Shares reacquired              (1,541,495)   (15,426,091) (1,002,339)   (9,865,845)
-----------------------------------------------------------------------------------
Net Increase (Decrease)          (640,468) $  (6,392,437)  1,308,698  $ 12,840,495
-----------------------------------------------------------------------------------
Class Y
Shares sold                    14,439,017  $ 145,457,041   1,338,770  $ 13,282,642
Shares issued on reinvestment     392,218      3,915,533      16,486       164,445
Shares reacquired              (4,351,255)   (43,301,243) (3,900,296)  (38,370,485)
-----------------------------------------------------------------------------------
Net Increase (Decrease)        10,479,980  $ 106,071,331  (2,545,040) $(24,923,398)
-----------------------------------------------------------------------------------
Class Z*
Shares sold                     1,318,540  $  13,275,467   6,176,133  $ 60,506,442
Shares issued on reinvestment     118,326      1,191,967     411,778     4,027,937
Shares reacquired             (12,788,110)  (128,756,595) (3,782,698)  (37,014,429)
-----------------------------------------------------------------------------------
Net Increase (Decrease)       (11,351,244) $(114,289,161)  2,805,213  $ 27,519,950
-----------------------------------------------------------------------------------

*As of April 21, 2003, Class Z shares were fully redeemed.

        21 Smith Barney Government Securities Fund | 2003 Annual Report

12.Capital Loss Carryforward

At December 31, 2003, the Fund had, for Federal income tax purposes, approximately $68,039,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                    2006      2007        2008
             -----------------------------------------------------
             Carryforward Amounts $784,000 $50,896,000 $16,359,000
             -----------------------------------------------------

In addition, the Fund had $567,103 of capital losses realized after October 31, 2003, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

13.Income Tax Information and Distributions to  Shareholders

The tax basis components of distributable earnings at December 31 were:

                                                  2003          2002
       ------------------------------------------------------------------
       Undistributed ordinary income          $    837,388  $  1,963,614
       ------------------------------------------------------------------
       Accumulated capital losses              (68,038,708)  (82,250,304)
       ------------------------------------------------------------------
       Unrealized appreciation (depreciation)     (462,310)   30,228,638
       ------------------------------------------------------------------

At December 31, 2003, the difference between book basis and tax basis unrealized appreciation and depreciation was attributable primarily to wash sale loss deferrals, mark to market of derivative contracts and straddle loss deferrals.

At December 31, 2002, the difference between book basis and tax basis unrealized appreciation was attributable primarily to wash sale loss deferrals.

The tax character of distributions paid during the year ended December 31 was:

                                       2003        2002
                    ---------------------------------------
                    Ordinary income $34,453,798 $32,119,609
                    ---------------------------------------

        22 Smith Barney Government Securities Fund | 2003 Annual Report

14.Additional Information

The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the sub-contractor.

The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

CAM has begun to take corrective actions. CAM will pay to the applicable funds approximately $17 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter, the ultimate outcome of which is not yet determinable.

15.Subsequent Event

Effective February 2, 2004, the 1.00% initial sales charge on Class L shares will no longer be imposed.

        23 Smith Barney Government Securities Fund | 2003 Annual Report

 FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class 1 Shares                                2003/(1)/    2002/(1)/    2001/(1)/    2000/(1)(2)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $10.08       $ 9.53       $ 9.47         $ 9.17
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.33         0.39         0.44           0.12
  Net realized and unrealized gain (loss)      (0.14)        0.54         0.09           0.38
--------------------------------------------------------------------------------------------
Total Income From Operations                    0.19         0.93         0.53           0.50
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.38)       (0.38)       (0.45)         (0.20)
  Capital                                         --           --        (0.02)            --
--------------------------------------------------------------------------------------------
Total Distributions                            (0.38)       (0.38)       (0.47)         (0.20)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 9.89       $10.08       $ 9.53         $ 9.47
--------------------------------------------------------------------------------------------
Total Return                                    1.95%       10.00%        5.74%          5.47%++
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $108,432     $120,385     $116,855       $126,527
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.81%        0.85%        0.85%          0.58%+
  Net investment income                         3.34         4.01         4.62           6.09+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          148%*        280%         447%           280%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period September 12, 2000 (inception date) to December 31, 2000. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.
* Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 328%.

        24 Smith Barney Government Securities Fund | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                                2003/(1)/    2002/(1)/    2001/(1)/    2000/(1)/    1999/(1)/
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $10.07       $ 9.52       $ 9.45       $ 8.99       $ 9.97
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.32         0.38         0.43         0.55         0.49
  Net realized and unrealized gain (loss)      (0.14)        0.54         0.09         0.46        (0.98)
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.18         0.92         0.52         1.01        (0.49)
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.37)       (0.37)       (0.45)       (0.55)       (0.49)
  Capital                                         --           --           --           --        (0.00)#
-----------------------------------------------------------------------------------------------------
Total Distributions                            (0.37)       (0.37)       (0.45)       (0.55)       (0.49)
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 9.88       $10.07       $ 9.52       $ 9.45       $ 8.99
-----------------------------------------------------------------------------------------------------
Total Return                                    1.83%        9.88%        5.60%       11.65%       (4.96)%
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $378,479     $394,928     $333,878     $331,125     $288,133
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.95%        0.91%        0.96%        0.92%        0.94%
  Net investment income                         3.19         3.91         4.50         6.12         5.21
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          148%*        280%         447%         280%         161%
-----------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 #  Amount represents less than $0.01 per share.
 * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 328%.

        25 Smith Barney Government Securities Fund | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                               2003/(1)/   2002/(1)/   2001/(1)/   2000/(1)/   1999/(1)/
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $10.08      $ 9.53     $ 9.46      $ 9.00      $ 9.97
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.27        0.33       0.37        0.50        0.45
  Net realized and unrealized gain (loss)      (0.14)       0.54       0.10        0.46       (0.97)
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.13        0.87       0.47        0.96       (0.52)
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.32)      (0.32)     (0.40)      (0.50)      (0.45)
  Capital                                         --          --         --          --       (0.00)#
-------------------------------------------------------------------------------------------------
Total Distributions                            (0.32)      (0.32)     (0.40)      (0.50)      (0.45)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 9.89      $10.08     $ 9.53      $ 9.46      $ 9.00
-------------------------------------------------------------------------------------------------
Total Return                                    1.30%       9.29%      5.05%      11.06%      (5.35)%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $122,312    $132,232    $77,569     $60,863     $65,989
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.51%       1.42%      1.48%       1.44%       1.42%
  Net investment income                         2.64        3.41       3.94        5.62        4.72
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          148%*       280%       447%        280%        161%
-------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 #  Amount represents less than $0.01 per share.
* Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 328%.

        26 Smith Barney Government Securities Fund | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                               2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $10.08     $ 9.53    $ 9.45    $ 8.99    $ 9.97
-----------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.28       0.34      0.38      0.51      0.46
  Net realized and unrealized gain (loss)     (0.15)      0.54      0.10      0.46     (0.99)
-----------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.13       0.88      0.48      0.97     (0.53)
-----------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.33)     (0.33)    (0.40)    (0.51)    (0.45)
  Capital                                        --         --        --        --     (0.00)#
-----------------------------------------------------------------------------------------
Total Distributions                           (0.33)     (0.33)    (0.40)    (0.51)    (0.45)
-----------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $ 9.88     $10.08    $ 9.53    $ 9.45    $ 8.99
-----------------------------------------------------------------------------------------
Total Return                                   1.29%      9.39%     5.22%    11.10%    (5.41)%
-----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $24,725    $31,663   $17,468    $7,808    $6,611
-----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.41%      1.39%     1.42%     1.37%     1.40%
  Net investment income                        2.75       3.45      3.95      5.67      4.77
-----------------------------------------------------------------------------------------
Portfolio Turnover Rate                         148%*      280%      447%      280%      161%
-----------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 #  Amount represents less than $0.01 per share.
* Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 328%.

        27 Smith Barney Government Securities Fund | 2003 Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                               2003/(1)/   2002/(1)/   2001/(1)/   2000/(1)/   1999/(1)/
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $10.08      $ 9.53      $ 9.45      $ 8.99      $ 9.97
--------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.36        0.41        0.47        0.59        0.53
  Net realized and unrealized gain (loss)      (0.14)       0.55        0.09        0.45       (0.98)
--------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             0.22        0.96        0.56        1.04       (0.45)
--------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.41)      (0.41)      (0.48)      (0.58)      (0.53)
  Capital                                         --          --          --          --       (0.00)#
--------------------------------------------------------------------------------------------------
Total Distributions                            (0.41)      (0.41)      (0.48)      (0.58)      (0.53)
--------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 9.89      $10.08      $ 9.53      $ 9.45      $ 8.99
--------------------------------------------------------------------------------------------------
Total Return                                    2.17%      10.25%       6.07%      12.02%      (4.61)%
--------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $230,820    $129,577    $146,734    $228,898    $213,170
--------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.57%       0.58%       0.60%       0.58%       0.60%
  Net investment income                         3.54        4.25        4.94        6.47        5.57
--------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          148%*       280%        447%        280%        161%
--------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 #  Amount represents less than $0.01 per share.
 * Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 328%.


 TAX INFORMATION (UNAUDITED)
A total of 20.07% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

        28 Smith Barney Government Securities Fund | 2003 Annual Report

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Government Securities Fund of Smith Barney Investment Funds Inc. ("Fund") as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and the broker. As to securities purchased, but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
New York, New York
February 13, 2004

        29 Smith Barney Government Securities Fund | 2003 Annual Report

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Directors and Officers

The business and affairs of the Smith Barney Government Securities Fund ("Fund") are managed under the direction of the Smith Barney Investment Funds Inc. ("Company") Board of Directors. Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Company's Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund's sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

                                                                              Number of
                                                                             Portfolios
                                         Term of                               in the
                                       Office* and         Principal            Fund     Other Board
                           Position(s)   Length          Occupation(s)         Complex   Memberships
Name, Address               Held with    of Time          During Past         Overseen     Held by
and Age                       Fund       Served           Five Years         by Director  Director
----------------------------------------------------------------------------------------------------

Non-Interested Directors:

Paul R. Ades                Director      Since    Law Firm of Paul R. Ades,     15         None
Paul R. Ades, PLLC                        1994     PLLC (from April 2000 to
181 West Main Street                               Present); Partner in Law
Suite C                                            Firm of Murov & Ades,
Babylon, NY 11702                                  Esqs. (from November
Age 63                                             1970 to March 2000)

Herbert Barg**              Director      Since    Retired                       42         None
1460 Drayton Lane                         1994
Wynnewood, PA 19096
Age 80

Dwight B. Crane             Director      Since    Professor, Harvard            49         None
Harvard Business School                   1981     Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 66

Frank G. Hubbard            Director      Since    President of Avatar           15         None
Avatar International, Inc.                1993     International (Business
87 Whittredge Road                                 Development) (since
Summit, NJ 07901                                   1998); Vice President
Age 66                                             of S&S Industries
                                                   (Chemical Distribution)
                                                   (from 1995 to 1998)

Jerome H. Miller            Director      Since    Retired                       15         None
c/o R. Jay Gerken                         1998
Citigroup Asset Management
 ("CAM")
399 Park Avenue
New York, NY 10022
Age 65

Ken Miller                  Director      Since    President of Young Stuff      15         None
Young Stuff Apparel                       1994     Apparel Group, Inc.
  Group, Inc.
930 Fifth Avenue
Suite 610
New York, NY 10021
Age 61

        30 Smith Barney Government Securities Fund | 2003 Annual Report

                                                                              Number of
                                                                             Portfolios
                                       Term of                                 in the
                                     Office* and          Principal             Fund     Other Board
                       Position(s)     Length           Occupation(s)          Complex   Memberships
Name, Address           Held with      of Time           During Past          Overseen     Held by
and Age                   Fund         Served            Five Years          by Director  Director
----------------------------------------------------------------------------------------------------

Interested Director:
R. Jay Gerken, CFA***   Chairman,       Since    Managing Director of            221        None
CAM                     President       2002     Citigroup Global Markets
399 Park Avenue         and Chief                Inc. ("CGM"); Chairman,
4th Floor               Executive                President and Chief
New York, NY 10022       Officer                 Executive Officer of Smith
Age 52                                           Barney Fund Management
                                                 LLC ("SBFM"), Travelers
                                                 Investment Adviser, Inc
                                                 ("TIA") and Citi Fund
                                                 Management Inc.
                                                 ("CFM"); President and
                                                 Chief Executive Officer of
                                                 certain mutual funds
                                                 associated with Citigroup
                                                 Inc. ("Citigroup");
                                                 Formerly, Portfolio
                                                 Manager of Smith Barney
                                                 Allocation Series Inc.
                                                 (from 1996 to 2001) and
                                                 Smith Barney Growth and
                                                 Income Fund (from 1996
                                                 to 2000)

Officers:
Andrew B. Shoup        Senior Vice      Since    Director of CAM; Senior         N/A        N/A
CAM                     President       2003     Vice President and Chief
125 Broad Street        and Chief                Administrative Officer of
10th Floor            Administrative             mutual funds associated
New York, NY 10004       Officer                 with Citigroup; Treasurer
Age 47                                           of certain mutual funds
                                                 associated with Citigroup;
                                                 Head of International
                                                 Funds Administration of
                                                 CAM (from 2001 to
                                                 2003); Director of Global
                                                 Funds Administration of
                                                 CAM (from 2000 to
                                                 2001); Head of U.S.
                                                 Citibank Funds
                                                 Administration of CAM
                                                 (from 1998 to 2000)
Richard L. Peteka         Chief         Since    Director of CGM; Chief          N/A        N/A
CAM                     Financial       2002     Financial Officer and
125 Broad Street       Officer and               Treasurer of certain mutual
11th Floor              Treasurer                funds associated with
New York, NY 10004                               Citigroup; Director and
Age 42                                           Head of Internal Control
                                                 for CAM U.S. Mutual Fund
                                                 Administration (from 1999
                                                 to 2002); Vice President,
                                                 Head of Mutual Fund
                                                 Administration and
                                                 Treasurer at Oppenheimer
                                                 Capital (from 1996 to
                                                 1999)

        31 Smith Barney Government Securities Fund | 2003 Annual Report

                                                                               Number of
                                                                              Portfolios
                                         Term of                                in the
                                       Office* and         Principal             Fund     Other Board
                           Position(s)   Length          Occupation(s)          Complex   Memberships
Name, Address               Held with    of Time          During Past          Overseen     Held by
and Age                       Fund       Served           Five Years          by Director  Director
-----------------------------------------------------------------------------------------------------

Mark Lindbloom                Vice        Since    Managing Director of           N/A         N/A
CAM                         President     2002     CGM; Investment Officer
399 Park Avenue                and                 of SBFM
4th Floor                  Investment
New York, NY 10022           Officer
Age 47

Francis Mustaro               Vice        Since    Director of CGM;               N/A         N/A
CAM                         President     2002     Investment Officer of
399 Park Avenue                and                 SBFM
4th Floor                  Investment
New York, NY 10022           Officer
Age 52

Andrew Beagley             Chief Anti-    Since    Director of CGM (since         N/A         N/A
CAM                           Money       2002     2000); Director of
399 Park Avenue, 4th Floor Laundering              Compliance, North
New York, NY 10022         Compliance              America, CAM (since
Age 40                       Officer               2000); Chief Anti-Money
                                                   Laundering Compliance
                                                   Officer and Vice President
                                                   of certain mutual funds
                                                   associated with Citigroup;
                                                   Director of Compliance,
                                                   Europe, the Middle East
                                                   and Africa, CAM (from
                                                   1999 to 2000);
                                                   Compliance Officer,
                                                   Salomon Brothers Asset
                                                   Management Limited,
                                                   Smith Barney Global
                                                   Capital Management Inc.,
                                                   Salomon Brothers Asset
                                                   Management Asia Pacific
                                                   Limited (from 1997 to
                                                   1999)

Kaprel Ozsolak             Controller     Since    Vice President of CGM;         N/A         N/A
CAM                                       2002     Controller of certain
125 Broad Street                                   mutual funds associated
11th Floor                                         with Citigroup
New York, NY 10004
Age 38

Robert I. Frenkel           Secretary     Since    Managing Director and          N/A         N/A
CAM                         and Chief     2003     General Counsel of Global
300 First Stamford Place      Legal                Mutual Funds for CAM
4th Floor                    Officer               and its predecessor (since
Stamford, CT 06902                                 1994); Secretary of CFM;
Age 48                                             Secretary and Chief Legal
                                                   Officer of certain mutual
                                                   funds associated with
                                                   Citigroup

--------
* Each Director and officer serves until his or her successor has been duly elected and qualified.
**Mr. Barg became Director Emeritus on December 31, 2003.
***Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

        32 Smith Barney Government Securities Fund | 2003 Annual Report

                                 SMITH BARNEY
                                  GOVERNMENT
                                SECURITIES FUND



            DIRECTORS                  OFFICERS (continued)
            Paul R. Ades               Kaprel Ozsolak
            Herbert Barg*              Controller
            Dwight B. Crane
            R. Jay Gerken, CFA         Robert I. Frenkel
              Chairman                 Secretary and
            Frank G. Hubbard           Chief Legal Officer
            Jerome H. Miller
            Ken Miller                 INVESTMENT ADVISER
                                       AND ADMINISTRATOR
            OFFICERS                   Smith Barney Fund
            R. Jay Gerken, CFA          Management LLC
            President and
            Chief Executive Officer    DISTRIBUTORS
                                       Citigroup Global Markets Inc.
            Andrew B. Shoup            PFS Distributors, Inc.
            Senior Vice President
            and Chief Administrative   CUSTODIAN
            Officer                    State Street Bank and
                                        Trust Company
            Richard L. Peteka
            Chief Financial Officer    TRANSFER AGENT
            and Treasurer              Citicorp Trust Bank, fsb.
                                       125 Broad Street, 11th Floor
            Mark Lindbloom             New York, New York 10004
            Vice President and
            Investment Officer         SUB-TRANSFER AGENTS
                                       PFPC Inc.
            Francis Mustaro            P.O. Box 9699
            Vice President and         Providence, Rhode Island
            Investment Officer         02940-9699

            Andrew Beagley             Primerica Shareholder Services
            Chief Anti-Money           P.O. Box 9662
            Laundering Compliance      Providence, Rhode Island
            Officer                    02940-9662
            * Mr. Barg became Director Emeritus on December 31, 2003.

  Smith Barney Investment Funds Inc.



  Smith Barney Government
  Securities Fund

  The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.



  This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Government Securities Fund. But it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2004, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY GOVERNMENT SECURITIES FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money. www.smithbarneymutualfunds.com



 (C)2003 Citigroup Global Markets Inc.
 Member NASD, SIPC
 FD0316 2/04                                                            04-6108

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that Paul Ades, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Dwight Crane as the Audit Committee's financial expert. Mr. Crane is an "independent" Director pursuant to paragraph (a)(2) of
         Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a) Audit Fees for Smith Barney Investment Funds Inc. of $55,000 and $78,000 for the years ended 12/31/03 and 12/31/02.
        (b) Audit-Related Fees for Smith Barney Investment Funds Inc. of $0 and $0 for the years ended 12/31/03 and 12/31/02.
        (c) Tax Fees for Smith Barney Investment Funds Inc. of $4,700 and $4,500 for the years ended 12/31/03 and 12/31/02. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Investment Funds Inc.
        (d) There were no all other fees for Smith Barney Investment Funds Inc. for the years ended 12/31/02 and 12/31/02.
        (e)(1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

               The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an "Adviser") requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

               The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

               Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee;
               (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

           (2)

        (f)    N/A

        (g) Non-audit fees billed - $100,000 and $1.2 million for the years ended 12/31/2003 and 12/31/2002.

        (h) Yes. The Smith Barney Investment Funds Inc. Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Accountant to Smith Barney Investment Funds Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

        (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

        (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940
               Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a) Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b) Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

         Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     Smith Barney Investment Funds Inc.


Date: March 8, 2004

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ R. Jay Gerken
     R. Jay Gerken
     Chief Executive Officer of
     Smith Barney Investment Funds Inc.

Date: March 8, 2004

By:  /s/ Richard L. Peteka
     Richard L. Peteka
     Chief Financial Officer of
     Smith Barney Investment Funds Inc.

Date: March 8, 2004